Exhibit (d)(4)

                 CUSTODY AGREEMENT AND LIMITED POWER OF ATTORNEY

      THIS CUSTODY AGREEMENT AND LIMITED POWER OF ATTORNEY (this "Agreement"), dated this 17th day of March, 2006, is by and among Saker Holdings Corp., a Delaware corporation ("SHC"), and the individuals named on the signature pages hereto. The individuals named on the signature pages hereto (other than the Custodian and Attorney-in-Fact, as defined below) are at times referred to herein individually as a "Tendering Shareholder" and, collectively, as the "Tendering Shareholders." The Tendering Shareholders, together with the Custodian and the Attorney-in-Fact are at times referred to herein individually as a "Party" and, collectively, as the "Parties."

      WHEREAS, Foodarama Supermarkets, Inc. (the "Company" or "Foodarama") and SHC have entered into a Tender Offer and Support Agreement, dated as of March 2, 2006 (the "Tender Offer and Support Agreement") whereby SHC proposes to acquire all of the outstanding shares of Foodarama's common stock, $1.00 par value per share, not owned by the shareholders of SHC, pursuant to a cash tender offer to purchase such shares at a price of fifty three dollars ($53) per share (the "Offer");

      WHEREAS, the Offer shall be conditioned upon, among other things, the approval by the Company's shareholders of an agreement and plan of share exchange pursuant to which each outstanding share of Foodarama's common stock would be exchanged for one share of common stock of FSM-Delaware, Inc., a newly formed Delaware corporation (the "Share Exchange");

      WHEREAS, each Tendering Shareholder has agreed to tender in the Offer those shares of Foodarama common stock listed next to the Tendering Shareholder's name on Schedules A and A-1 hereto (the "Tender Shares"); and

      WHEREAS, in furtherance and support of the Offer and the Share Exchange, each Tendering Shareholder has agreed to execute this Agreement for the purposes more specifically set forth herein.

      NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

1.    Appointment of Attorney-in-Fact.

      (a) Generally. In connection with the tendering of the Tender Shares in the Offer, each Tendering Shareholder hereby appoints John A. Aiello of Giordano, Halleran & Ciesla, P.C., to act in all respects hereunder in his sole discretion, the true attorney-in-fact (the "Attorney-in-Fact") of such Tendering Shareholder, with full power and authority in the name of and for and on behalf of such Tendering Shareholder with respect to all matters arising out of or in connection with the tendering of such Tender Shares, including, but not limited to, the power and authority:

            (i) to effect the delivery to the Custodian of those Certificates listed on Schedule A-1 hereto;

            (ii) to tender the Tender Shares in the Offer on behalf of such Tendering Shareholder and make, execute, acknowledge and deliver all documents and instruments which may be required in connection therewith, including, but not limited to, a letter of transmittal, the execution and delivery of such documents by the Attorney-in-Fact to be conclusive evidence with respect to his approval thereof, and to carry out and comply with each and all of the provisions of the Offer in connection therewith;

            (iii) to exercise in his sole and absolute discretion any power conferred upon and to take any action authorized or required to be taken by any such Tendering Shareholder pursuant to this Agreement as fully as such Tendering Shareholder could if then personally present and acting and to give such instructions to the Company as the Attorney-in-Fact determines with respect to the transfer on the books of the Company of the Tender Shares owned by such Tendering Shareholder in order to effect such tender; and

            (iv) to retain legal counsel in connection with any and all matters referred to herein.

      (b) Tender Shares Held by UBS. As a result of certain obligations owed to UBS AG ("UBS") by Denise Saker Marder (the "UBS Obligations"), which obligations are secured, in part, by eight thousand (8,000) Tender Shares beneficially owned by her (the "Collateral Shares"), Denise Saker Marder will not be able to comply with the requirements of Section 2(b) below with respect to the delivery of her Certificates representing the Collateral Shares. As such, Denise Saker Marder hereby (i) undertakes to deliver to the Custodian those Certificates representing the Collateral Shares and related stock powers as set forth in Section 2(b) below; (ii) appoints the Attorney-in-Fact to arrange for UBS to deliver the Collateral Shares against the payment of the Offer price from SHC or for the Attorney-in-Fact to deliver the Collateral Shares. The Attorney-in-Fact is hereby empowered to take any and all actions necessary or appropriate to effect the delivery of the Collateral Shares as set forth herein, including, but not limited to, entering into one or more agreements with UBS to reasonably accomplish the foregoing.

      Should John A. Aiello be unable or unwilling to act as attorney-in-fact as provided for herein, each Tendering Shareholder hereby appoints Philip D. Forlenza of Giordano, Halleran & Ciesla, P.C., to act in all respects hereunder in his sole discretion, as the true attorney-in-fact of such Tendering Shareholder, with full power and authority in the name of and for and on behalf of such Tendering Shareholder as if originally named above and appointed hereby. Should Philip D. Forlenza be unable or unwilling to act as attorney-in-fact, each Tendering Shareholder hereby appoints the law firm of Giordano, Halleran & Ciesla, P.C. to act in all respects hereunder in its sole discretion, as the true attorney-in-fact of such Tendering Shareholder, with full power and authority in the name of and for and on behalf of such Tendering Shareholder as if originally named above and appointed hereby.

2.    Appointment of Custodian; Deposit of Shares.

      (a) Each Tendering Shareholder hereby appoints John A. Aiello to act as the custodian (the "Custodian") of the certificates (the "Certificates") representing all of the Tender Shares held by such Tendering Shareholder on the terms and subject to the conditions set forth in this Agreement. Should John A. Aiello be unable or unwilling to act as custodian as provided for herein, each Tendering Shareholder hereby appoints Philip D. Forlenza to act as custodian for such Tendering Shareholder as if originally named above and appointed hereby. Should Philip D. Forlenza be unable or unwilling to act as custodian, each Tendering Shareholder hereby appoints the law firm of Giordano, Halleran & Ciesla, P.C. to act as custodian for such Tendering Shareholder as if originally named above and appointed hereby. In such event, John A. Aiello shall deliver or cause to be delivered the Certificates to Philip D. Forlenza and/or the law firm of Giordano, Halleran & Ciesla, P.C. and Philip D. Forlenza shall deliver or cause to be delivered the Certificates to Giordano, Halleran & Ciesla, P.C., as the case may be.

      (b) Contemporaneously with the execution of this Agreement (except as otherwise provided herein), each Tendering Shareholder has delivered to the Custodian those Certificates listed next to such Tendering Shareholder's name on Schedule A hereto, together with a stock power, in negotiable form (with signatures guaranteed by a commercial bank or trust company or by a firm that is a member of a national securities exchange or of the National Association of Securities Dealers, Inc.). With respect to those Certificates listed next to such Tendering Shareholder's name on Schedule A-1 hereto (except for the Certificates representing the Collateral Shares), such Tendering Shareholder hereby undertakes to deliver to the Custodian within thirty (30) days following the date hereof, such Tendering Shareholder's respective Certificates, together with a stock power, in negotiable form as provided above, representing such Tender Shares. Further, each such Tendering Shareholder hereby grants the Attorney-in-Fact the full power and authority in the name of and for and on behalf of such Tendering Shareholder with respect to all matters arising out of or in connection with effecting the delivery of those Certificates listed on Schedule A-1 to the Custodian within such thirty (30) period. The Custodian shall hold all of the Certificates for the account of each Tendering Shareholder and shall dispose of the Certificates in accordance with the terms of this Agreement.

      (c) As promptly as practicable upon the receipt by the Attorney-in-Fact and Custodian of a Tender Notice (as defined in Section 4(a) hereof) from SHC, the Attorney-in-Fact and Custodian shall tender all the Tender Shares in the Offer on behalf of the Tendering Shareholders unless, prior to such tender there shall have been entered an order by a court of competent jurisdiction prohibiting such tender.

      (d) Each Tendering Shareholder hereby authorizes and directs the Custodian to hold the Certificates deposited herewith in his custody with full power in the name of and for and on behalf of such Tendering Shareholder and to do all things and perform all acts pursuant to the terms of this Agreement as the Custodian in his sole and absolute discretion deems appropriate, including without limitation, the tendering of the Tender Shares and the execution and delivery of all certificates, receipts, instruments and letters of transmittal to SHC, the Company's registrar and transfer agent, the depository for the Offer, or any other person and any other documents and papers required, contemplated by, or deemed by the Custodian appropriate in connection with this Agreement.

3. Representations and Warranties. As of the date of this Agreement, each Tendering Shareholder (with the exception of Denise Saker Marder with respect to subparagraph (d) below, which representation shall be true as of the closing date of the Offer) hereby represents, warrants and agrees that:

      (a) he/she has reviewed the Tender Offer and Support Agreement and the documents incorporated by reference therein and understands same;

      (b) he/she hereby authorizes the Attorney-in-Fact, acting on behalf of such Tendering Shareholder, to make such representations, warranties, covenants and agreements to the Company's registrar and transfer agent or any other person as contemplated hereby;

      (c) this Agreement has been duly authorized, executed and delivered by such Tendering Shareholder and constitutes the valid and binding agreement of such Tendering Shareholder;

      (d) he/she has full power and authority to tender, sell, assign and/or transfer the Tender Shares, as the case may be, as provided for in this Agreement and that such Tender Shares are free and clear of all liens, restrictions, charges and encumbrances; and

      (e) he/she will, upon request by the Attorney-in-Fact and/or Custodian, execute and deliver any additional documents deemed by the Attorney-in-Fact and/or Custodian to be necessary or desirable to complete the tender of the Tender Shares.

4. Notice Obligations of SHC; Reliance of Attorney-in-Fact and Custodian. SHC shall deliver notices to the Attorney-in-Fact and Custodian as set forth below. Foodarama shall have the right, as third-party beneficiary, to enforce this covenant against SHC. The Attorney-in-Fact and Custodian shall be entitled to, and shall, rely on all notices from SHC which, on their face, comply with subparagraph (a), (b) or (c) below, without investigation of the facts recited therein, and shall have no liability to any party hereto or to Foodarama or any other person for acts taken in reliance thereon.

      (a) As promptly as practicable following the satisfaction and/or waiver of all of the Tender Offer Conditions (as defined in the Tender Offer and Support Agreement), except for such conditions to be satisfied contemporaneously with the closing of the Offer, SHC shall deliver to the Attorney-in-Fact and Custodian a written notice (the "Tender Notice") which shall state that all such conditions have been satisfied and/or waived and shall direct the Attorney-in-Fact and Custodian to tender all the Tender Shares in the Offer.

      (b) As promptly as practicable following the completion of the Offer, SHC shall deliver to the Attorney-in-Fact and Custodian a written notice (the "Completion Notice") which shall state that the Offer has been completed.

      (c) As promptly as practicable following the earlier of (i) the date of the termination of the Tender Offer and Support Agreement, and (ii) December 31, 2006, if the Offer has not been completed by such date, SHC shall deliver to the Attorney-in-Fact and Custodian a written notice (the "Termination Notice") which shall (x) state that the Offer has not been completed by December 31, 2006 or that the Tender Offer and Support Agreement has terminated, (y) enclose or transmit simultaneously to the Custodian by other means all Certificates representing the Tender Shares which had been tendered in the Offer and not previously returned to the Custodian, and (z) direct the Custodian to return all Certificates to the Tendering Shareholders.

5.    Return of Certificates; Termination of Agreement.

      (a) This Agreement and all authority hereby conferred are granted and conferred for the purpose of assuring completion of the transactions contemplated by the Offer, the Share Exchange and this Agreement. The powers granted to the Attorney-in-Fact and the Custodian pursuant to this Agreement are coupled with an interest and are irrevocable and shall not be terminated by any act of any Tendering Shareholder or by operation of law, whether by death, disability or the occurrence of any other event. If after the execution hereof any Tendering Shareholder shall die, become disabled or any other such event shall occur, before the completion of the transactions contemplated by the Offer, the Share Exchange and/or this Agreement, the Attorney-in-Fact and the Custodian are nevertheless authorized and directed to complete all of such transactions on behalf of such Tendering Shareholder as if such death, disability or other event had not occurred and regardless of notice thereof.

      (b) As promptly as practicable following the receipt by the Custodian of a Completion Notice (as defined in Section 4(b) hereof) or a Termination Notice (as defined in Section 4(c) hereof) from SHC, the Custodian shall cause all Certificates in its possession or control (if any) representing Tender Shares to be delivered to the Tendering Shareholders who initially delivered such Certificates to the Custodian pursuant hereto. Automatically upon the last such delivery, this Agreement shall terminate. Thereafter, the Attorney-in-Fact and Custodian shall have no further obligations hereunder with respect to the Tender Shares or the stock powers.

6. Limitation of Liability; Indemnification. Each Tendering Shareholder agrees that whenever the Attorney-in-Fact or the Custodian deem it appropriate, the Attorney-in-Fact or the Custodian may obtain the advice of such counsel as either shall select in connection with any matter arising under the Offer, the Share Exchange or this Agreement, and the Attorney-in-Fact and/or the Custodian, and any successor attorney-in-fact or custodian, shall not be liable for any action taken or omitted in accordance with such advice. The Tendering Shareholders, jointly and severally, agree to indemnify and hold harmless the Attorney-in-Fact and the Custodian, and any successor attorney-in-fact or custodian, against any and all losses, claims, damages or liabilities (including all costs, legal and other expenses) incurred as a result of any action taken or omitted by the Attorney-in-Fact or the Custodian in accordance with the Offer, the Share Exchange and/or this Agreement, whether or not under the advice of counsel, except with respect to any losses, claims, damages or liabilities which shall be finally adjudicated to be the result of the gross negligence or willful bad faith of the Attorney-in-Fact or the Custodian. This agreement to indemnify shall survive the tendering of the Tender Shares as contemplated herein, the Share Exchange, the Offer, the transactions contemplated by the Offer and the Share Exchange and the termination of this Agreement. For purposes of clarity, and without limiting any other provisions contained herein, references to "Attorney-in-Fact" and "Custodian" in Sections 6 and 7 of this Agreement shall apply to the actions taken by any or all of John A. Aiello, Philip
      D. Forlenza and/or the law firm of Giordano, Halleran & Ciesla, P.C., when acting in such capacities as provided for herein.

7. Payment and Expenses. The Attorney-in-Fact and Custodian shall not receive any payment for the services performed by any or all of them hereunder. Any reasonable expenses incurred by the Attorney-in-Fact and/or the Custodian in connection with the performance of this Agreement shall be borne equally by the Tendering Shareholders.

8. Applicable Law. The validity, enforceability, interpretation and construction of this Agreement shall be determined in accordance with the internal laws of the State of New Jersey, without regard to the conflict of laws provisions thereof, and this Agreement shall inure to the benefit of, and shall be binding upon, each Tendering Shareholder and such Tendering Shareholder's heirs, executors, administrators, successors and assigns, as the case may be.

9. Amendment. This Agreement may only be amended pursuant to a writing signed by or on behalf of all of the Parties hereto, and Foodarama, as third-party beneficiary under Section 4 hereof.

10. Effective Time. This Agreement shall become binding and effective on the signatories hereto once the holders of greater than fifty-percent (50%) of the shares of Foodarama listed on Schedules A and A-1 hereto have executed this Agreement.

11. Entire Agreement. This Agreement embodies the entire agreement between the Parties hereto and supercedes all prior agreements and understandings relating to the subject matter hereof.

12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

13. Survival. All agreements and representations contained herein shall survive the delivery and execution of this Agreement and the tender of shares in the Offer.

14. Rights and Privileges. Each Tendering Shareholder shall remain the owner of his or her respective Tender Shares and shall retain all rights and privileges associated with ownership of such Tender Shares not otherwise inconsistent with the terms of this Agreement.

                            [Signature Pages Follow.]

         IN WITNESS WHEREOF, the Parties have caused this Custody and Limited Power of Attorney Agreement to be executed as of the first date written above.

                                 Saker Holdings Corp.

                            By:  /s/ Richard J. Saker
                                 -----------------------------------------------
                          Name:  Richard J. Saker
                         Title:  President and Chief Executive Officer

                                 /s/ Joseph J. Saker
                                 -----------------------------------------------
                                 Joseph J. Saker

                                 /s/ Nadine Saker Mockler
                                 -----------------------------------------------
                                 Nadine Saker Mockler

                                 /s/ Denise Saker Marder
                                 -----------------------------------------------
                                 Denise Saker Marder

                                 Denise Saker Trust FBO Arianna Casey Saker-Harp

                            By:  /s/ Denise Saker
                                 -----------------------------------------------
                          Name:  Denise Saker
                         Title:  Trustee

                                 Joseph John Saker, Jr. Trust FBO Joseph John
                                 Saker, III

                            By:  /s/ Joseph J. Saker, Jr.
                                 -----------------------------------------------
                          Name:  Joseph J. Saker, Jr.
                         Title:  Trustee

                                 Joseph John Saker, Jr. Trust FBO Daniel George Saker

                            By:  /s/ Joseph J. Saker, Jr.
                                 -----------------------------------------------
                          Name:  Joseph J. Saker, Jr.
                         Title:  Trustee

                                 Lisa M. Saker Trust FBO Jennifer Mount

                            By:  /s/ Lisa M. Saker
                                 -----------------------------------------------
                          Name:  Lisa M. Saker
                         Title:  Trustee

                                 Nadine Gay Mockler Trust FBO Travis Joseph
                                 Mockler

                            By:  /s/ Nadine Saker Mockler
                                 -----------------------------------------------
                          Name:  Nadine Saker Mockler
                         Title:  Trustee

                                 Nadine Gay Mockler Trust FBO Taylor Ann Mockler

                            By:  /s/ Nadine Saker Mockler
                                 -----------------------------------------------
                          Name:  Nadine Saker Mockler
                         Title:  Trustee

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Joseph J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that he executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

Notary: Please complete, state, county, and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Nadine Saker Mockler, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Denise Saker Marder, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Lisa Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

    Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 2006, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Joseph J. Saker, Jr., personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument, and subscribed and swore to such instrument and acknowledged that she executed the same.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                                 ACKNOWLEDGEMENT

                            To be completed by Notary

STATE OF      :

COUNTY OF     :

      On this _____ day of ___________, 200__, before me, the undersigned Notary Public, duly commissioned and sworn, personally appeared Richard J. Saker, personally known to me (or proved to me on the basis of satisfactory evidence) to be the President and Chief Executive Officer, Saker Holdings Corp., the entity described in and which executed the foregoing Custody Agreement, who acknowledged and swore that he signed and delivered said instrument on behalf of said entity.

      IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate above written.

[SEAL]
                                         ---------------------------------------
                                         (Notary Public in and for the aforesaid
                                         County and State)

My Commission Expires:

Notary: Please complete, state, county and date and affix notarial seal.

                    ATTORNEY-IN-FACT AND CUSTODIAN SIGNATURES

      The undersigned hereby agrees to act as Custodian of the Certificates identified on Schedule A attached hereto in accordance with the terms of the Custody Agreement and Limited Power of Attorney as of the date first written above.

                                          /s/ John A. Aiello
                                          --------------------------------------
                                          John A. Aiello

      In the event that John A. Aiello is unable or unwilling to act as Custodian under the Custody Agreement and Limited Power of Attorney, the undersigned hereby agrees to act as custodian in accordance with the terms of the Custody Agreement and Limited Power of Attorney as of the date first written above.

                                          /s/ Philip D. Forlenza
                                          --------------------------------------
                                          Philip D. Forlenza

      In the event that Philip D. Forlenza is unable or unwilling to act as Custodian under the Custody Agreement and Limited Power of Attorney, the undersigned hereby agrees to act as Custodian in accordance with the terms of the Custody Agreement and Limited Power of Attorney as of the date first written above.

                                          Giordano, Halleran & Ciesla, P.C.

                                          By: /s/ Frank R. Ciesla
                                              ----------------------------------
                                          Name:  Frank R. Ciesla
                                          Title:  President

      The undersigned hereby agrees to act as Attorney-in-Fact for the above named Tendering Shareholders in accordance with the terms of the Custody Agreement and L0imited Power of Attorney as of the date first written above.

                                          /s/ John A. Aiello
                                          --------------------------------------
                                          John A. Aiello

      In the event that John A. Aiello is unable or unwilling to act as Attorney-in-Fact under the Custody Agreement and Limited Power of Attorney, the undersigned hereby agrees to act as Attorney-in-Fact in accordance with the terms of the Custody Agreement and Limited Power of Attorney as of the date first written above.

                                          /s/ Philip D. Forlenza
                                          --------------------------------------
                                          Philip D. Forlenza

      In the event that Philip D. Forlenza is unable or unwilling to act as Attorney-in-Fact under the Custody Agreement and Limited Power of Attorney, the undersigned hereby agrees to act as Attorney-in-Fact in accordance with the terms of the Custody Agreement and Limited Power of Attorney as of the date first written above.

                                          Giordano, Halleran & Ciesla, P.C.

                                          By: /s/ Frank R. Ciesla
                                              ----------------------------------
                                          Name:  Frank R. Ciesla
                                          Title:  President

                                   SCHEDULE A

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company being delivered simultaneously with the execution of the Custody Agreement and Limited Power of Attorney by the Tendering Shareholders named therein are identified in the following schedule.

                                                                                 Number of Shares of
                                                                                 Common Stock to be
                                                                                    Delivered in
Certificate  Number of                                                              Accordance
  Numbers     Shares                  Name of Record Owner                           Herewith
-----------  ---------  -------------------------------------------------------  -------------------
  NYU7787      2,000    Joseph J. Saker                                                2,000
  NYU7496      5,000    Joseph J. Saker                                                5,000
  NYU7399      1,000    Denise Marder                                                  1,000
  NYU7400      1,000    Denise Marder                                                  1,000
  NYU7788      4,000    Nadine Mockler                                                 4,000
  NYU7626        630    Joseph John Saker, Jr. Trust FBO Joseph John Saker, III          630
  NYU7660        747    Joseph John Saker, Jr. Trust FBO Joseph John Saker, III          747
  NYU7625        630    Joseph John Saker, Jr. Trust FBO Daniel George Saker             630
  NYU7661        747    Joseph John Saker, Jr. Trust FBO Daniel George Saker             747
  NYU7621        630    Nadine Gay Mockler Trust FBO Travis Joseph Mockler               630
  NYU7656        747    Nadine Gay Mockler Trust FBO Travis Joseph Mockler               747
  NYU7622        630    Nadine Gay Mockler Trust FBO Taylor Ann Mockler                  630
  NYU7657        747    Nadine Gay Mockler Trust FBO Taylor Ann Mockler                  747
  NYU7620        630    Denise Saker Trust FBO Arianna Saker-Harp                        630
  NYU7658        747    Denise Saker Trust FBO Arianna Casey Saker-Harp                  747
  NYU7619        630    Lisa M. Saker Trust FBO Jennifer Mount                           630
  NYU7659        747    Lisa M. Saker Trust FBO Jennifer Mount                           747

                                  SCHEDULE A-1

                            SCHEDULE OF CERTIFICATES

      The Certificates representing shares of common stock of the Company to be delivered at a future date as provided for in the Custody Agreement and Limited Power of Attorney by the Tendering Shareholders named therein are identified in the following schedule.

                                                Number of Shares of
                                                 Common Stock to be
                                                   Delivered in
Certificate  Number of                              Accordance
 Numbers      Shares     Name of Record Owner        Herewith
-----------  ---------  ----------------------  -------------------

TBD              250    Richard Saker                   250

TBD            8,000    Denise Saker Marder           8,000